                                                                   EXHIBIT 10.43


                          CONSENT TO SUBLEASE AGREEMENT
                          -----------------------------

     This Consent to Sublease Agreement (this "Agreement") is made as of the 20
                                               ---------                     --
day of February, 2002 by and among LAKEWOOD PROPERTY TRUST, a Maryland real
       --------
estate investment trust ("Landlord"), I/O OF AUSTIN, INC., a Delaware
                          --------
corporation ("Tenant"), and VERISITY DESIGN, INC., a California corporation
              ------                                 ----------
("Subtenant").
  ---------

     WHEREAS, Austin Lakewood on the Park, Ltd. ("Original Landlord") and Tenant
                                                  -----------------
have entered into that certain Lease, dated March 12, 1998 (as the same may be amended from time to time, the "Lease") for the lease of certain premises (the
                                -----
"Premises") as more particularly described in the Lease, located in a portion of
 --------
the building (the "Building") located at and known as Lakewood on the Park,
                   --------
Building B, 7600B North Capital of Texas Highway, Austin, Texas;

     WHEREAS, Landlord has succeeded to the interest of Original Landlord under the Lease; and

     WHEREAS, Tenant and Subtenant desire to enter into a Sublease (the "Sublease"), a copy of which is attached hereto as Exhibit A, for the
 --------                                          ---------
Subtenant's use and occupancy of the portion of the Premises (the "Sublease
                                                                   --------
Premises") shown on the floor plan attached thereto as Exhibit B-1; and
--------                                               -----------

     WHEREAS, Landlord has agreed to consent to the Sublease subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. Landlord hereby consents to the Sublease, subject to and upon the terms and conditions hereof and in reliance of the representations, warranties and agreements contained herein. Tenant and Subtenant acknowledge and agree that (i) Landlord is not a party to the Sublease and is not bound by the provisions thereof, (ii) Landlord has not and will not review or pass upon any of the provisions of the Sublease, (iii) the Sublease will not be modified or amended in any way without the prior written consent of Landlord and (iv) the Sublease is intended to grant Subtenant a subleasehold interest and is not an assignment of Tenant's interest under the Lease and consequently notwithstanding anything to the contrary contained in the Sublease the term of the Sublease shall expire no later than one (1) day prior to the expiration or earlier termination of the term of the Lease. Nothing herein contained shall be construed as a consent to, or approval by Landlord of, any of the provisions of the Sublease, but is merely a consent to the act of subletting by Tenant to Subtenant. To the extent of any inconsistencies between the terms of the Sublease and the terms of the Lease or this Agreement, the terms of the Lease or this Agreement shall prevail. In furtherance of the foregoing, Tenant and Subtenant agree that (i) Landlord's obligations to Tenant are governed only by the Lease and this Agreement, (ii) Landlord shall not be bound or estopped by any provisions of the Sublease, including any provision purporting to impose any obligations upon Landlord and
(iii) nothing contained herein shall be (a) construed as a consent to, approval of, or ratification by Landlord of, any of the particular provisions of the Sublease, or any plan or drawing referred to or contained therein (except as may be expressly provided herein), or (b) construed to modify, waive, impair or affect any of the covenants, agreements, terms, provisions, obligations or conditions contained in the Lease (except as herein expressly provided), or to waive any breach thereof, or to increase the obligations or diminish the rights of Landlord under the Lease, or to increase the rights or diminish the obligations of Tenant thereunder.

     2. Tenant represents and warrants that (a) the Lease is in full force and effect; (b) the Lease has not been assigned, encumbered, amended, modified, extended or supplemented; (c) Tenant knows of no defense or counterclaim to the enforcement of the obligations of the Tenant under the Lease; (d) Tenant is not entitled to any reduction, offset or abatement of the rent payable under the Lease; (e) a true and complete copy of the Sublease is attached hereto as Exhibit A, and the Sublease constitutes the complete agreement between Tenant
---------
and Subtenant with respect to the subject matter thereof; and (f) Tenant is not in default of any of its obligations or covenants beyond any applicable grace period, and has not breached any of its representations or warranties under the Lease.

     3. Tenant hereby reaffirms that it shall remain fully responsible and primarily liable for the prompt payment of all amounts payable by Tenant under the Lease and the performance of all of the terms, covenants, conditions and provisions of the Lease required to be performed on the part of Tenant thereunder.

     4. Subtenant agrees that it shall perform and comply with and be bound by all obligations of Tenant under the Lease relating to the use and occupancy of the Sublease Premises including, but without limitation, all obligations relating to the maintenance of insurance and the naming of Landlord as an additional insured thereunder. The Sublease shall be subject and subordinate at all times to the Lease, and shall be subject to all of the covenants, agreements, terms, provisions and conditions of the Lease and this Agreement. Subtenant shall not do or permit anything to be done in connection with Subtenant's occupancy of the Sublease Premises which would violate any such covenants, agreements, terms, provisions and conditions.

     5. Tenant and Subtenant agree that after notice from Landlord, Subtenant shall pay all rents and all other sums due under the Sublease to Landlord. As between Landlord, and Tenant, Landlord agrees not to issue such a notice unless Landlord claims that Tenant is in default under the Lease.

     6. Landlord's consent under this Agreement shall not be construed as a consent by Landlord to, or as permitting, any other or further assignment or subletting by either Tenant or Subtenant. Notwithstanding anything to the contrary contained in the Lease, the Sublease or this Agreement to the contrary, Subtenant shall not, without the prior written consent of Landlord in each instance, (i) assign the Sublease, (ii) sub-sublease all or any part of the Sublease Premises, or (iii) make any alterations, additions or structural changes in or to the Sublease Premises.

     7. Tenant hereby authorizes Subtenant to obtain services and materials for or related to the Subleased Premises, and Tenant agrees to pay for such services and materials as additional rent under the Lease upon written demand from Landlord. However, at Landlord's option and for Tenant's convenience, Landlord may bill Subtenant for such services and materials, or any portion thereof, in which event Subtenant agrees to pay for the services and materials so billed, but such billing shall not relieve Tenant from its primary obligation to pay for such services and materials. The authority herein given by Tenant to Subtenant shall be continuing and Tenant shall not revoke such authority without giving at least ten (10) days' prior notice to Landlord.

     8. Tenant and Subtenant agree that Landlord shall not be responsible for the payment of any commissions or fees in connection with this Agreement or the Sublease and they each jointly and severally agree to indemnify and hold Landlord harmless from and against any claims, liability, losses or expenses, including reasonable attorneys' fees, incurred by Landlord in connection with any claims for commissions or fees by any broker or agent in connection with this Agreement or the Sublease.

     9. If the Lease is terminated prior to the stated expiration date provided in the Lease, the term of the Sublease shall, subject to Landlord's right to elect to require Subtenant to attorn as hereinafter provided, likewise terminate on the date of such termination. In connection with such termination, Subtenant, at its sole expense, shall surrender the Sublease Premises to Landlord in the manner provided for in the Lease, including the removal of all its personal property from the Sublease Premises and from any part of the Building and to which it is not otherwise entitled to occupy, and repair all resulting damage to the Sublease Premises and the Building. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord in such manner as Landlord shall determine and, in addition to any obligations of Tenant under the Lease, Subtenant shall pay Landlord, within ten (10) days of demand, the entire cost and expense incurred by Landlord in effecting such removal and disposition and in making any incidental repairs and replacements to the Sublease Premises. If Subtenant shall fail to vacate and surrender the Sublease Premises in accordance with the provisions of this paragraph, Landlord shall be entitled to all of the rights and remedies which are available to a landlord against a tenant holding over after the expiration of a term, and any such holding over shall be deemed a default under the Lease. In addition, Tenant agrees that any failure of Subtenant to vacate the Sublease Premises on or before the expiration or earlier termination of the term of the Lease as hereinabove required shall constitute a failure of Tenant to vacate the Premises as required by the Lease, and Subtenant agrees that it will not seek, and it expressly waives any right to seek, any stay of the prosecution of, or the execution of any judgment awarded in, any action by Landlord to recover possession of the Premises.

     In the event of the termination of the Lease, Subtenant agrees, at Landlord's option, to attorn to the Landlord and to continue the use, possession and occupancy of the Sublease Premises upon all of the terms, covenants, conditions and agreements set forth in the Sublease for the remainder of the term of the Sublease, except that neither Landlord nor any mortgagee of the Premises, as holder of a mortgage or as Landlord under the Lease if such mortgagee succeeds to that position, shall (a) be liable for any act or omission of Tenant under the Sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to Subtenant against Tenant, (c) be bound by any previous modification of the Sublease not consented to in writing by Landlord or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Sublease Premises or any portion thereof, (e) be required to account for any security deposit of Subtenant other than any security deposit actually delivered to Landlord by Tenant, (f) be bound by any obligation to make any payment or grant any credits to Subtenant, (g) be liable for the payment of any monies owing by Tenant to the credit of Subtenant or (h) be required to remove any person occupying the Sublease Premises or any part thereof. This provision shall be self-operative upon Landlord's written notice to Tenant of Landlord's election to exercise such option.

     10. Tenant and Subtenant each represent and warrant that no compensation or consideration of any kind other than as set forth in the Sublease has been or will be paid by Subtenant to Tenant in connection with the Sublease, including moneys paid for the use, sale or rental of Tenant's furniture, leasehold improvements, equipment, furniture or other personal property. Tenant furthermore agrees that if it shall receive any compensation or consideration in connection with the Sublease which exceeds Tenant's obligation on account of rent and additional rent under the Lease with respect to the Sublease Premises, Tenant shall pay to Landlord all amounts due as a result pursuant to the provisions of Sections 10 a. and 10 c. of the Lease.

     11. Tenant shall, contemporaneously with the execution of this Agreement, reimburse Landlord Seven Hundred Fifty Dollars ($750.00) for legal fees and administrative expenses incurred by Landlord in connection with the execution and delivery of this Agreement.

     12. Tenant hereby agrees that any option to extend or renew the term of the Lease or to expand the size of the Premises and any right of first offer or right of first refusal relating to space in the Building, any of which has not heretofore been exercised, is hereby deleted from the Lease.

     13. Any notice given by any party to another party hereto shall be by certified or registered mail, return receipt requested, postage prepaid, or delivered by hand to such other party at the address given below or such other address as such other party may from time to time designate in writing to the other parties in accordance with these provisions. Any such notice which is mailed shall be deemed given when deposited with the United States Postal Service with sufficient postage prepaid or upon acknowledged delivery by hand.

     Landlord:               Lakewood Property Trust
                             c/o REIT Management & Research LLC
                             400 Centre Street
                             Newton, Massachusetts  02458
                             Attention:  Jennifer B. Clark

     with a copy to:         REIT Management & Research LLC
                             800 West 34th Street
                             Austin, Texas  78705
                             Attention: Area Manager

     Tenant:                 I/O of Austin, Inc.
                             12300 Charles Selecman Drive
                             Stafford, Texas  77477
                             Attention:  Glenn Weissinger

     Subtenant:              Verisity Design, Inc.
                             2041 Landings Drive
                             Mountain View, CA  94043
                             Attention:  Amy Hawkins

     14. Landlord hereby notifies Tenant and Subtenant that the Declaration of Trust of Lakewood Property Trust provides, and Tenant and Subtenant agree, that no trustee, officer, director, employee or agent of Lakewood Property Trust (including any person or entity from time to time engaged to supervise and/or manage the operation of Landlord) shall be liable for any payment or performance hereunder or under the Lease on the part of Landlord and that (subject to any other limitations contained in the Lease) Tenant and Subtenant (and any party claiming by, through or under Tenant or Subtenant) shall look solely to the assets of Lakewood Property Trust for payment of any claim hereunder or under the Lease.

     15. The Lease and this Agreement constitute the entire agreement of the parties with respect to Landlord's consent to the Sublease. This Agreement may not be amended, modified, altered or changed except in writing signed by all parties hereto.

     16. This Agreement shall be construed and governed by the laws of the state in which the Building is located.

     17. Landlord's rights and remedies under this Agreement shall be in addition to every other right or remedy available to it under the Lease, at law, or in equity or otherwise. The invalidity or unenforceability of any provision of this Agreement shall not impair the validity and enforceability of any other provision of this Agreement.

     IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have executed this Agreement under seal as of the day and year first above written.

                                          LANDLORD:

                                          LAKEWOOD PROPERTY TRUST


                                          By:     /s/ Jennifer B. Clark
                                             -----------------------------------
                                             Jennifer B. Clark
                                             Senior Vice President


                                          TENANT:

                                          I/O OF AUSTIN, INC.


                                          By:       /s/ G. Weissinger
                                             -----------------------------------
                                             Name: G. Weissinger
                                             Its: Director - Human Resources


                                          SUBTENANT:

                                          VERISITY DESIGN, INC.


                                          By:    /s/ C. G. Alvarez
                                             -----------------------------------
                                             Name: C.G. Alvarez
                                             Its: V.P./CFO

                                    Exhibit A
                                    ---------

                                    Sublease.

                               See attached copy.


                               SUBLEASE AGREEMENT
                               ------------------


This sublease is made this 25th day of January, 2002 at Travis County, Texas by
                           ----        -------
and between I/O of Austin, Inc. (herein, "Sublessor"), and Verisity Design,
            -------------------                            ----------------
Inc., (herein "Sublessee").
----

Sublessor is the Lessee under that certain Lease, (the "Main Lease"), by and between Austin Lakewood on the Park, Ltd., as Landlord, (herein, "Lessor"), and
        ---------------------------------
I/O of Austin, Inc., as Tenant executed on or about March 12, 1998, for the
-------------------
premises described in the Main Lease, (herein, "Leased Premises"), a true and correct copy of which Main Lease is attached hereto as Exhibit A and incorporated herein by this reference.

In consideration of the mutual promises contained herein, Sublessor hereby subleases approximately 3,272 rentable square feet of space more particularly
--------------------------------------------------
described in Exhibit B and B1 attached hereto (the Subleased Premises) out of the Leased Premises to Sublessee, subject to the terms of the Main Lease, and subject further to the provisions of this Sublease Agreement, as follows:

1. Sublessee hereby agrees to abide by and observe all the terms, covenants and conditions of the Main Lease, as they relate to Sublessee's use and occupancy of the Subleased Premises.

2. The term of the Sublease shall commence upon receipt of a fully executed sublease (on or about January 25, 2002) and Landlord consent agreement, and shall terminate upon the termination of the Main Lease (December 31, 2004).

3. Insofar as the provisions of the Main Lease do not conflict with the specific provisions of this Sublease Agreement, they and each of them are incorporated into this Sublease as fully completely rewritten herein, and Sublessee agrees to be bound to the Sublessor by all the terms of the Main Lease and to assume towards Sublessor and perform all the obligations and responsibilities that Sublessor, by the Main Lease, assumes towards the Lessor, with respect to Sublessee's taking of the Subleased Premises, except for the payment of rent by Sublessee to Sublessor, which is governed by paragraph 4 herein. Sublessee further agrees to indemnify and hold harmless Sublessor from any claim or liability under the Main Lease resulting from Sublessee's occupancy of the Sublessor's Premises. The relationship between Sublessee and Sublessor shall be the same as between Sublessor and Lessor under the Main Lease.

4. Sublessee agrees to pay Sublessor, as rent for the Subleased Premises, the sums as follows:

     1/25/02 to 01/31/02       $0.00
     2/01/02 to 12/31/02       $10.50 psf annually        $2,863.00 per month
     1/01/03 to 12/31/03       $11.00 psf annually        $2,999.33 per month
     1/01/04 to 12/31/04       $11.50 psf annually        $3,135.67 per month

     Base rent and operating expenses shall begin February 1, 2002.

                                       and
                                       ---

     Sublessee's pro-rata share of Sublessor's building expenses, which are currently estimated at $10.64 psf, or $2,901.17 per month, and are subject
                            ------------------------
     to adjustment per the Main Lease, payable in advance on the 1st day of each calendar month during the term of this Sublease.

5.   Sublessee shall deposit with Sublessor the sum of $6,036.84 as a security
                                                       ---------
     deposit on or before occupying the premises. If Sublessee defaults in any manner (including the payment of any rents or other sums due hereunder) in the performance of Sublessee's obligations herein contained, Sublessor may use, apply or retain all or any portion of the security deposit for the payment of any rent or other sum in default or for the payment of any other sum or expense to which Sublessee may become obligated by reason of such default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. Sublessor shall not be required to separately account for the security deposit nor to maintain as escrow or separate account therefore. If Sublessee performs all of Sublessee's obligations hereunder, the security deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment to Sublessee for its use, within sixty (60) days of the expiration of the term hereto, and Sublessee has vacated the Subleased Premises. Sublessee shall designate in writing, an address to which any portion of the remaining security deposit is to be sent. Sublessor's right to apply the security deposit shall in no manner limit, impair or otherwise affect any of Sublessor's remedies set forth herein.

6. The following events shall be deemed to be events of default by Sublessee under this Sublease: any events of default by Sublessee, listed as events of default by Sublessor set forth in the Main Lease, or any default in the provisions of this Sublease Agreement. Upon the occurrence of any such events of default, and in addition to any available remedies provided by law or in equity, Sublessor shall have all remedies granted to Lessor in the Main Lease.

7. Sublessee wishes to make certain modifications to the subleased premises as shown on the attached Exhibit B-2. Sublessor approves of these changes and agrees to pay for such changes. Any change orders which result in an increase in costs to changes shown on the attached Exhibit B-2 shall be paid for by Sublessee.

8. Option to Expand: In the event that Sublessor does not need any or all of the remaining Premises currently leased and occupied by Sublessor after June 30, 2002, and Sublessor wishes to sublease any or all of the remaining Premises, then Sublessee shall have the first right to any portion of the remaining Premises that Sublessor wishes to sublease for Sublessee's expansion purposes in accordance and co-terminus with all terms herein, except that Sublessee shall be responsible for all finish out required by Sublessee and approved by Sublessor and Lessor, and subject to all applicable codes.

9.   Time is of the essence of this Sublease, and each and all terms hereof.

10. Any notice or other communication required or permitted to be given under this Sublease or under the Main Lease shall be in writing and shall be deemed to be delivered on the date it is hand delivered to the party to whom such notice is given, at the address set forth below, or if such notice is mailed, on the date on which it is deposited in the United States Mail, postage prepaid, certified or registered mail, return receipt requested, addressed to the party to whom such notice is directed, at the address set forth below:

         If to Sublessor:                      If to Sublessee:

         I/O of Austin, Inc                 Verisity Design, Inc.
         12300 Charles Selecman Drive       2041 Landings Dr.
         Stafford, Texas 77477              Mountain View, CA 94043
         Attn: Glenn Weissinger             Attn: Amy Hawkins

11. Lessor hereby agrees that if any Notice of Default is delivered to Sublessor, Lessor shall also notify Sublessee of any such default within fifteen (15) days of any Notice of Default delivered to Sublessor.

12.  Notwithstanding anything to the contrary in this Sublease, Sublessor shall
     (i) keep the Prime Lease in effect; (ii) not modify, amend or waive any provisions thereof or make any election, exercise any option, right or remedy, or grant any consent or approval thereunder which would affect Sublessee's interests under this Sublease without, in each instance, Sublessee's prior written consent not to be unreasonably withheld; (iii) pay the rent due and perform all of Sublessor's other obligations under the Prime Lease, except to the extent that Sublessee is obligated to perform such other obligations under the Sublease; (iv) not take any action or omit to take any action that could cause or constitute a breach of the Prime Lease or otherwise give rise to a right of Prime Lessor to terminate the Prime Lease or declare any provision thereof to have become ineffective; and (v) enforce performance of all obligations of Prime Lessor under the Prime Lease.

13. If Prime Lessor seeks to terminate the Prime Lease because of a default or alleged default by Sublessor under the Prime Lease, Sublessor shall use its reasonable good faith efforts to maintain the Prime Lease in full force and effect for the benefit of Sublessee and Sublessor, and Sublessor shall take all action required to reinstate the Prime Lease and/or to claim and pursue any right of redemption or relief from forfeiture of the Prime Lease (and as a consequence thereof any forfeiture of the Sublease) to which Sublessor may be entitled at law or in equity. Sublessor shall also notify Sublessee of any such default within fifteen (15) days of any Notice of Default delivered to Sublessor.

14. Sublessee shall have no right to assign or sublet any interest in this Sublease without first obtaining the written consent of the Lessor and Sublessor, which consent shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, Sublessee may, but only after obtaining Sublessor's prior written consent, not to be unreasonably withheld, and Prime Lessor's consent, if required, under the Prime Lease, and without constituting an assignment or sublease hereunder, sublet the Subleased Premises or assign the Sublease to (a) an entity controlling, controlled by or under common control with Sublessee, (b) a successor entity related to Sublessee by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchaser of substantially all of Sublessee's assets located in the Subleased Premises. A sale or transfer of Sublessee's capital stock shall not be deemed an assignment, subletting or any other transfer of the Sublease or the Subleased Premises. Provided that in any case, Sublessee shall remain jointly and severally liable for all obligations to be performed pursuant to this sublease agreement and for any default under or breach of this sublease agreement.


15.  Sublessee shall be entitled to Building-standard directory signage.

16. Sublessee shall have use of twelve (12) parking spaces in the Building garage. Sublessor shall provide Sublessee with the necessary tags, permits and/or garage keys to allow Sublessee use of the parking garage.

17. Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, finders, agents or salesmen other than Kucera Company, representing Sublessor, and NAI/Commercial Industrial Properties Company, representing Sublessee, in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder's fees or other compensation made by any other agent, broker, salesman or finder as a consequence of such party's actions or dealings with such agent, broker, salesman, or finder.

18. Sublessor shall have no liability to Sublessee for any wrongful action or default on the part of Lessor pursuant to the terms of the Main Lease, and Sublessee hereby agrees to look solely to Lessor in event of any such default, the liability and obligations of Sublessor being solely pursuant to the terms and conditions of this Sublease Agreement. Sublessor shall take no action and refrain from taking action required of Sublessor under the Main Lease that will allow or cause an early termination of the Main Lease as it relates to the Sublease Premises.

19. In the event any one or more of the provisions contained in this Sublease Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

20. This agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings and written or oral agreements between the parties respecting the subject matter of this Sublease Agreement.

                     EXECUTED on the 25th of January, 2002:

SUBLESSOR:                                         SUBLESSEE:
I/O OF AUSTIN, INC.                                Verisity Design, Inc.

By: /s/ G. Weissinger                           By: /s/ C/G/ Alvarez
   ------------------------------                  -----------------------------
Title: Director - Human Resources               Title: CFO